EVERGREEN SELECT MONEY MARKET TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700


                       STATEMENT OF ADDITIONAL INFORMATION



                                November 17, 1997



                EVERGREEN SELECT 100% TREASURY MONEY MARKET FUND
                                  (THE "FUND")


     The Fund is a series of an open-end management investment company, known as "Evergreen Select Money Market Trust" (the "Trust").

     This statement of additional information ("SAI") provides additional information about all classes of shares of the Fund listed above. It is not a prospectus and you should read it in conjunction with the prospectuses of the Funds dated November 17, 1997, as supplemented from time to time. You may get a copy of the prospectuses from Evergreen Distributor, Inc.

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                                TABLE OF CONTENTS





INVESTMENT POLICIES..........................................................4

         Additional Information on Securities and Investment Practices.......4

         Investment Restrictions And Guidelines...........................   5

MANAGEMENT OF THE TRUST......................................................7

INVESTMENT ADVISORY AND OTHER SERVICES.......................................9

         Investment Adviser..................................................9

         Distributor........................................................10

         Distribution Plan..................................................10

         Additional Service Providers.......................................11



BROKERAGE ALLOCATION AND OTHER PRACTICES....................................12

         Selection of Brokers...............................................12

         Brokerage Commissions..............................................12

         General Brokerage Policies.........................................12



TRUST ORGANIZATION..........................................................13

         Form of Organization...............................................13

         Description of Shares..............................................13

         Voting Rights......................................................13

         Limitation of Trustees' Liability..................................13



PURCHASE, REDEMPTION AND PRICING OF FUND SHARES.............................14

         Exchanges..........................................................14

         How the Fund Values Its Shares.....................................14

         Shareholder Services...............................................14



PRINCIPAL UNDERWRITER.......................................................15



CALCULATION OF PERFORMANCE DATA.............................................15



ADDITIONAL INFORMATION......................................................16



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FINANCIAL STATEMENTS........................................................16




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                               INVESTMENT POLICIES



         The investment objectives of the Fund and a description of the securities in which the Fund may invest are set forth in the Fund's prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of the Fund.



ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES



Loans of Securities

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 30% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities.

         When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         Although voting rights attendant to securities lent pass to the borrower, the Fund may call such loans at any time and may vote the securities if it believes a material event affecting the investment is to occur. The Fund may experience a delay in receiving additional collateral or in recovering the securities lent or may even suffer a loss of rights in the collateral should the borrower of the securities fail financially. The Fund may only make loans to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.



When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve the purchase of debt obligations when delivery and payment normally taking place within a month or more after the date of commitment to purchase. The Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment.

         Segregated accounts will be established with the custodian, and the Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

         Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

         The Fund uses when-issued, delayed-delivery and forward commitment transactions to secure what it considers to be an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward commitment transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. If the buyer or seller fails to complete the sale, then the Fund may miss the opportunity to obtain the security at a favorable price or yield.

         Typically, no income accrues on securities the Fund has committed to purchase prior to the time when delivery of the securities is made, although the Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.



INVESTMENT RESTRICTIONS AND GUIDELINES



Fundamental Policies

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.



         Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.




         Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry, except for (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and (b) domestic bank money market instruments.



         Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.



         Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.



         Underwriting Securities Issued by Other Persons

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.



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         Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate.



         Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contacts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.



         Loans to Other Persons

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.



Guidelines

         Unlike the Fundamental Policies above, to the extent permitted by law, the following guidelines may be changed by the Trust's Board of Trustees without shareholder approval. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.



         Diversification

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to the 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.



         Borrowings

         The Fund may borrow money from banks or enter into reverse repurchase agreements in an amount up to one third of its total assets. The Fund may also borrow an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.



         Illiquid Securities

         The Fund may not invest more than 10% of its net assets in securities that are illiquid. A security is illiquid when the Fund may not dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

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         Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting stock of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.



                             MANAGEMENT OF THE TRUST



         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts, 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex, other than Evergreen Variable Trust, of which Messrs Howell, Salton and Scofield are the only Trustees.

Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Laurence B. Ashkin                   Trustee                         Real estate developer and construction consultant;
(DOB: 2/2/28)                                                        and President of Centrum Equities and Centrum
                                                                     Properties, Inc.

Charles A. Austin III                Trustee                         Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                                      and former Managing Director, Seaward
                                                                     Management Corporation (investment advice).

K. Dun Gifford                       Trustee                         Trustee, Treasurer and Chairman of the Finance
(DOB: 10/12/38)                                                      Committee, Cambridge College; Chairman Emeritus
                                                                     and Director, American Institute of Food and Wine;
                                                                     Chairman and President, Oldways Preservation and
                                                                     Exchange Trust (education); former Chairman of
                                                                     the Board, Director, and Executive Vice President,
                                                                     The London Harness Company; former Managing
                                                                     Partner, Roscommon Capital Corp.; former Chief
                                                                     Executive Officer, Gifford Gifts of Fine Foods;
                                                                     former Chairman, Gifford, Drescher & Associates
                                                                     (environmental consulting); and former Director,
                                                                     Keystone Investments, Inc.

James S. Howell                      Chairman of the                 Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                       Board of  Trustees              the Carolinas; and former Vice President of Lance
                                                                     Inc. (food manufacturing).

Leroy Keith, Jr.                     Trustee                         Chairman of the Board and Chief Executive Officer,
(DOB: 2/14/39)                                                       Carson Products Company; Director of Phoenix
                                                                     Total Return Fund and Equifax, Inc.; Trustee of
                                                                     Phoenix Series Fund, Phoenix Multi-Portfolio Fund,
                                                                     and The Phoenix Big Edge Series Fund; and former
                                                                     President, Morehouse College.


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Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Gerald M. McDonnell                  Trustee                         Sales Representative with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                       (steel producer).

Thomas  L. McVerry                   Trustee                         Former Vice President and Director of Rexham
(DOB: 8/2/39)                                                        Corporation; and former Director of Carolina
                                                                     Cooperative Federal Credit Union.

*William Walt  Pettit                Trustee                         Partner in the law firm of Holcomb and Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                         Vice Chair and former Executive Vice President,
(DOB: 9/14/41)                                                       DHR International, Inc. (executive recruitment);
                                                                     former Senior Vice President, Boyden International
                                                                     Inc. (executive recruitment); and Director,
                                                                     Commerce and Industry Association of New
                                                                     Jersey, 411 International, Inc., and J&M Cumming
                                                                     Paper Co.

Russell A. Salton, III MD            Trustee                         Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                                        Services; former Managed Health Care Consultant;
                                                                     and former President, Primary Physician Care.

Michael S. Scofield                  Trustee                         Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)

Richard J. Shima                     Trustee                         Chairman, Environmental Warranty, Inc. (insurance
(DOB: 8/11/39)                                                       agency); Executive Consultant, Drake Beam Morin,
                                                                     Inc. (executive outplacement); Director of
                                                                     Connecticut Natural Gas Corporation, Hartford
                                                                     Hospital, Old State House Association, Middlesex
                                                                     Mutual Assurance Company, and Enhance
                                                                     Financial Services, Inc.; Chairman, Board of
                                                                     Trustees, Hartford Graduate Center; Trustee,
                                                                     Greater Hartford YMCA; former Director, Vice
                                                                     Chairman and Chief Investment Officer, The
                                                                     Travelers Corporation; former Trustee, Kingswood-
                                                                     Oxford School; and former Managing Director and
                                                                     Consultant, Russell Miller, Inc.

John J. Pileggi, 230                 President and                   Senior Managing Director, Furman Selz LLC since
Park Avenue, Suite 910               Treasurer                       1992; Managing Director from 1984 to 1992;
New York, New York                                                   Consultant to BISYS Fund Services since 1996.

George O. Martinez,                  Secretary                       Senior Vice President and Director of
3435 Stelzer Road                                                    Administration and Regulatory Services, BISYS
Columbus, Ohio                                                       Fund Services; Vice President/Assistant General
                                                                     Counsel, Alliance Capital Management from 1988.

*This Trustee may be considered an interested trustee within the meaning of the 1940 Act.

         The officers of the Trust are all officers and/or employees of The BISYS Group, Inc. ("BISYS"), except for Mr. Pileggi, who is a consultant to BISYS.

         Listed below is the estimated Trustee compensation for the twelve-month period ended February 28, 1998.


                               COMPENSATION TABLE

                                                           Total
                                                           Compensation
                           Aggregate                       From Registrant
                           Compensation                    And Fund Complex
Trustee                    From Registrant                 Paid To Directors

Laurence B. Ashkin         $5,500                          $68,673
Charles A.Austin           $  943                          $43,312
K. Dun Gifford             $  857                          $38,818
James S. Howell            $7,615                          $107,167
Leroy Keith Jr.            $  857                          $39,218
Gerald M. McDonnell        $6,005                          $94,014
Thomas L. McVerry          $6,515                          $96,065
William Walt Petit         $6,003                          $91,709
David M. Richardson        $  943                          $43,312
Russell A. Salton,III      $6,120                          $93,651
Michael S. Scofield        $5,820                          $90,815
Richard J. Shima           $3,900                          $63,333



                     INVESTMENT ADVISORY AND OTHER SERVICES



INVESTMENT ADVISER

         The First Capital Group of First Union National Bank ("FUNB") is the investment adviser (the "Adviser") to the Fund. FUNB is a subsidiary of First Union Corporation, a bank holding company headquartered in Charlotte, North Carolina. First Union Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. First Union Corporation and FUNB are located at 301 South College Street, Charlotte, North Carolina 28288-0630.

         Pursuant to the advisory agreement (the "Advisory Agreement") between the Trust and the Adviser, and subject to the supervision of the Trust's Board of Trustees, the Adviser furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred in connection with the provision of its services.

         All charges and expenses, other than those specifically referred to as being borne by the Adviser, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and independent auditors' charges and expenses;
(3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the Securities and Exchange Commission ("SEC") or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of such Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for such Fund and for the Independent Trustees of the Trust on matters relating to such Fund; and
(14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of such Fund.

         The Fund pays the Adviser an annual fee for its services equal to 0.25% of average daily net assets. The Adviser has voluntarily agreed to reduce its advisory fee by 0.10%, resulting in a net advisory fee of 0.15%.

         Under the Advisory Agreement, any liability of the Adviser in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees (Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Fund's Distribution Plan or any agreement related thereto) cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.



DISTRIBUTOR

         Evergreen Distributor, Inc. (the "Distributor") markets the fund through broker-dealers and other financial representatives. Its address is 125 55th Street, New York, NY 10019.



DISTRIBUTION PLAN

         Rule 12b-1 under the 1940 Act permits investment mutual funds to use their assets to pay for distributing their shares. However, to take advantage of Rule 12b-1, the 1940 Act requires that mutual funds comply with various conditions, including adopting a distribution plan. The Fund has adopted a distribution plan for its Institutional Service Shares (the "Plan") that permits the Fund to deduct up to 0.25% of the Institutional Service class's average net assets to pay for shareholder services. The Board of Trustees, including a majority of the Independent Trustees, has approved the Plan.

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that a mutual fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the distribution plan, plus interest at the prime rate plus 1.00% on such amounts remaining unpaid from time to time.

         The Independent Trustees or a majority of the outstanding voting shares of the Fund's Institutional Service Class may terminate the Plan.

         The Fund cannot change the Plan in a way that materially increases the distribution expenses of the Institutional Service Class without obtaining shareholder approval. Otherwise, the Trustees may amend the Plan.

         Management must report the amounts and purposes of expenditures under the Plan to the Independent Trustees quarterly.

         While the Institutional Service Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Trust have determined that the Fund will benefit from the Institutional Service shares distribution plan.



ADDITIONAL SERVICE PROVIDERS



Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive a fee based on the aggregate average daily net assets of the Fund based on the total assets of all mutual funds advised by First Union subsidiaries. EIS' fee is calculated in accordance with the following schedule:
0.60% on the first $7 billion; 0.0425% on the next $3 billion; 0.035% on the next $5 billion; 0.025% on the next $10 billion; 0.019% on the next $5 billion and 0.014% on assets in excess of $30 billion.



Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union Corporation, is the Fund's transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is 200 Berkeley Street, Boston, Massachusetts 02116.



Independent auditors

         Price Waterhouse LLP audits the Fund's financial statement. The auditor's address is 160 Federal Street, Boston, Massachusetts 02110.

Custodian

         State Street Bank and Trust Company is the Fund's custodian. The bank keeps custody of the Fund's securities and cash and performs other related duties. The custodian's address is Box 9021, Boston, Massachusetts 02205-9827.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES



SELECTION OF BROKERS

         In effecting transactions in portfolio securities for the Fund, the Adviser seeks the best execution of orders at the most favorable prices. The Adviser determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things, the broker's ability to execute large or potentially difficult transactions, and the financial strength and stability of the broker.



BROKERAGE COMMISSIONS

         The Fund expects to buy and sell its fixed-income securities through principal transactions that are directly from the issuer or from an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. Usually, when the Fund buys a security from an underwriter, the purchase price will include any underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.



GENERAL BROKERAGE POLICIES

         The Adviser makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that the Adviser will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, the Adviser will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions. In order to take advantage of the availability of lower purchase prices, the Fund may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

         The Board of Trustees periodically reviews the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

                               TRUST ORGANIZATION



FORM OF ORGANIZATION

         The Trust was formed as a Delaware business trust on September 17, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.



DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.



VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. However, the Trust intends to hold meetings at least annually. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining 50% or less of the shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office has been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.



LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES



EXCHANGES

         Investors may exchange shares of any Fund for shares of the same class of any other Evergreen "Select" fund, as described under "Exchanges" in the Fund prospectus. Before you make an exchange, you should read the prospectus of the "Select" fund into which you wish to exchange. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.



HOW THE FUND VALUES ITS SHARES



How and When the Fund Calculates Its Net Asset Value Per Share ("NAV")

         The Fund computes its net asset value twice daily, at 12 noon (Eastern time) and as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time). The Fund will not compute its net asset value on days on which there have been no purchases or sales of its shares. Also, the Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Each class of shares of the Fund calculates its net asset value per share by adding up its investments and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.



How the Fund Values the Securities It Owns

         The securities in the Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. The market value of the obligations in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the obligations in the Fund's portfolio may vary from the value determined using the amortized cost method. Securities which are not rated are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. In addition, securities for which quotations are not readily available, are valued by a method that the Board of Trustees believes accurately reflects fair value.



SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Fund will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. Therefore, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

                              PRINCIPAL UNDERWRITER



         The Distributor is the principal underwriter for the Trust and with respect to each class of the Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of the Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.



                         CALCULATION OF PERFORMANCE DATA



         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

         Current yield quotations as they may appear, from time to time, in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period.

         Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.



                             ADDITIONAL INFORMATION



         Except as otherwise stated in its prospectuses or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectuses, statement of additional information or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Funds' prospectuses and SAI omit certain information contained in its registration statement, which you may obtain for a fee from the SEC in Washington, D.C.



                              FINANCIAL STATEMENTS



         Included are the audited statement of assets and liabilities dated November 7, 1997 and the report thereon of Price Waterhouse LLP for the Fund.